LORD ABBETT STRATEGIC ALLOCATION FUNDS

Income Strategy Fund

Balanced Strategy Fund

Diversified Equity Strategy Fund

World Growth & Income Strategy Fund

SUPPLEMENT DATED MAY 4, 2007 TO THE

PROSPECTUSES DATED APRIL 1, 2007

(CLASS A, B, C, P & Y)

The section entitled “The Funds – Principal Strategy” in the Prospectus of the Lord Abbett Investment Trust – Lord Abbett Balanced Strategy Fund (the “Balanced Strategy Fund” or the “Fund”) is revised to add one additional mutual fund as an underlying fund for the Fund:  Lord Abbett High Yield Fund (“High Yield Fund”) of Lord Abbett Investment Trust.  The Fund may invest up to 50% of its net assets in the High Yield Fund.

The High Yield Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.  The High Yield Fund normally invests in high yield debt securities, sometimes called “lower-rated bonds” or “junk bonds,” which entail greater risks than investments in higher-rated or investment grade debt securities.  Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock.  The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

Like other underlying funds in which the Balanced Strategy Fund may invest, the High Yield Fund is subject to the general risks and considerations associated with investing in debt securities.  The value of your investment will change as interest rates fluctuate and in response to market movements.  When interest rates rise, the prices of debt securities are likely to decline.  Longer-term fixed income securities are usually more sensitive to interest rate changes.  This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive.  In times of economic uncertainty, these securities may decline in price, even when interest rates are falling.

There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the holder, a risk that is greater with junk bonds.  Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the fund purchases their securities.  A default, or concerns in the market about an increase in risk of default, may result in losses to the fund.  In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.